UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

New Horizons Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Domestic small-cap growth stocks gained in a volatile 2016 thanks to strong returns in the second half of the year. In the first half of the year, small-cap growth stocks struggled to advance due to a sell-off through mid-February and a steep but short-lived mid-year drop after the UK voted to leave the European Union. Since the end of June, stocks climbed despite uncertainty related to the outcome of the November elections and the timing of a possible Federal Reserve interest rate increase. The market rallied—led by small-cap and value stocks—after the unexpected election victory of Donald Trump as the next U.S. president. The rally continued into December, even as the Fed decided to raise short-term rates on December 14.

PERFORMANCE REVIEW

The New Horizons Fund returned 7.79% for the 12-month period ended December 31, 2016, underperforming the 11.32% return of its benchmark, the Russell 2000 Growth Index, as a result of stock selection in the information technology and industrials and business services sectors. The fund also underperformed the Lipper Small-Cap Growth Funds Index’s 8.19% 12-month return. The New Horizons Fund was in the top 5% of its Lipper small-cap growth funds peer group for the trailing 5- and 10-year periods ended December 31, 2016. Based on cumulative total return, Lipper ranked the fund 362 of 556, 78 of 504, 22 of 442, and 5 of 321 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy has been growing since 2014, helping to bring the unemployment rate down to a nine-year low of 4.7% by the end of 2016. After warning the financial markets for the last few months that the case for raising short-term interest rates had “strengthened,” the Federal Reserve raised rates at its mid-December monetary policy meeting. The central bank also hinted that the market could expect three more rate increases in 2017. As many economic growth indicators are trending positive, we expect that the Fed will follow through with a few rate increases in 2017.

Small-cap stocks had good returns and strongly outperformed large-cap stocks in the second half of 2016 and for the full year. Growth stocks, however, generally lagged value stocks across all market capitalizations in both periods, and especially in the fourth quarter. The market reacted to the November elections with an expectation of fiscal stimulus and less regulation. Increased growth expectations were reflected in higher Treasury bond yields. This configuration of events favored cyclical stocks and stocks of companies that benefit from higher interest rates, such as banks.

STRATEGY REVIEW

In the past year, we have received numerous shareholder requests to provide more detail on the New Horizon Fund’s private investments. We have commented on our philosophy for early-stage growth investments in previous shareholder letters, noting that we make some early-stage investments when companies are still private. Each letter has featured a Portfolio of Investments section with key details on all of our private companies, including the cost basis and current valuation for each investment.

In this letter, we will aggregate our data on the fund’s private company returns since September 2009—the year when we first presented our investment plan to our fund board.1 Sharing this information allows us to provide commentary on our overall performance in the private markets. The exhibits included in this letter represent a clear and succinct way for shareholders to judge our activities.

The first chart (on page 4) details the private investments that we have made since September 2009 and organizes them into two subgroups. The first subgroup, “Public & Sold Companies,” features investments with returns that have been realized in a liquidity event, either through an initial public offering (IPO), an acquisition by another company, or liquidation. The returns in this group are either substantiated by the public markets or by a transaction to buy the whole business. In each case, capital has been returned to the fund in the form of a fully liquid asset—either cash or a freely traded public stock—that we are free to dispose of like any other liquid public company.

The second subgroup consists of companies that are still private. While these investments are considered illiquid and should be measured accordingly, T. Rowe Price prices them through a rigorous process. These holdings are often a bit earlier in their life cycle, and we have had less time to evaluate them. Thus, we expect them to produce lower returns.

The second chart (on page 5) organizes our private investments by class year. As we have discussed in previous shareholder letters, we frequently evaluate our new holdings according to annual cohorts (internally referred to as our “Freshness Index”). This analysis provides insights into our process for generating new investments. In particular, it allows us to see how consistent our performance is from year to year. Any early-stage growth investment—especially a private investment—carries a high level of risk. However, we believe that the sum total of many investments in a portfolio or annual cohort should mitigate this risk over time. Further, we find it important to examine how our classes are developing as they age. Businesses that are well managed and can develop a competitive edge are often worthy of additional capital over time, since they tend to durably compound value at impressive rates. In the case of our private investments, we usually start to get a good idea of how the class is performing by the third year. (Thus, we would focus on 2013 and earlier investments.)

Annual Cohort	Capital Invested	Total Ending Capital	Liquidation Proceeds	Public Transactions as a % of Ending Capital*	Total Weighted Annual Return**	Total Weighted Russell 2000 Growth Return**
2009	$43,376,262	$261,970,353	$261,970,353	100.00%	57.50%	17.20%
2010	$41,715,131	$107,665,546	$107,665,546	100.00%	112.10%	23.10%
2011	$120,811,232	$235,437,792	$235,437,792	100.00%	38.30%	6.10%
2012	$68,062,947	$80,707,088	$49,572,047	61.40%	5.50%	13.80%
2013	$210,758,849	$277,960,394	$177,714,941	63.90%	11.80%	10.40%
2014	$326,266,480	$466,753,242	$218,185,410	46.70%	20.60%	6.90%
2015	$409,987,704	$577,623,191	$146,704,344	25.40%	26.60%	0.70%
2016	$25,506,968	$25,506,968	$0	0.00%	0.00%	13.80%
Grand Total	**$1,246,485,573**	**$2,033,624,575**	**$1,197,250,434**	**58.90%**	**34.80%**	**7.70%**

Past performance is no guarantee of future results. *All returns are calculated from the time of initial investment for each investment round through 12/31/16 or the end of the private investment period. Our analysis covers the private holdings purchased since September 2009 and excludes investments in PIPEs (private investments in public companies). The results shown above are those of the fund's underlying private holdings, do not represent the returns of the fund, and do not reflect the fund's fees and expenses. If fees and expenses were included, the results would be lower.*

**"Public Transactions as % of Ending Capital" represents the percentage of Total Ending Capital that was realized through an IPO, by selling securities to a company that is now public, or by distributing cash to shareholders while a company is still private. Among our "Public & Sold Companies," Liquidation Proceeds fall short of 100% of Total Ending Capital because the fund is set to receive future distributions from Acerta and Omthera, and Apptio has not reached the end of its lockup period.*

***"Total Weighted Annual Return" represents the annualized returns of our private security holdings by evaluating the cash flows of the securities over the periods indicated: taking into account any drawdowns, distributions, income, or dividends; the timing of our investments; and the investment's final value (if any). This is equivalent to a money-weighted daily internal rate of return (IRR).*

"Total Weighted Russell 2000 Growth Return" represents the results of the Russell 2000 Growth Index adjusted to mirror the capital inflows and outflows of our private investments (money-weighted daily IRR). The adjustment is intended to make the comparison between our private investment activities and the Index more meaningful.

In examining our performance, we evaluate our returns relative to the Russell 2000 Growth Index, the fund’s primary benchmark. We hope to outperform this benchmark by at least 1,000 basis points to provide a margin of safety given the illiquidity and higher risk of private companies. With 63 total investments representing $1.2 billion of initial capital invested, we believe that we have executed a meaningful program with sufficient data to be statistically significant. Overall, we have returned 34.8% compared with 7.7% for the Russell 2000 Growth index, exceeding our goals comfortably. Furthermore, with the exception of 2012, our returns have been strong across most years. Thirty-three of our 63 investments have been realized in a liquidity event. Notably, only five of our pre-2014 investments are still private—an indication that most of the returns from older cohorts have been realized and often transitioned to the public market. And of our 63 investments, only three have been marked down to zero.

As we have written in the past, the goal of our early-stage holdings is consistent with the fund’s mission: to invest in small companies that compound wealth for our shareholders and become large companies. Further, we have written that venture-capital-backed IPOs, in general, struggled to achieve this goal. As one measure of scale, based on an internal study conducted by T. Rowe Price, less than 25% of venture-capital-backed IPOs—or fewer than one in four—achieve $500 million in annualized revenue. By comparison, we are proud that 12 of 30 IPOs—40%—from our private portfolio have achieved at least $500 million of revenue, and several more public companies are expected to join this list shortly. Of those, seven have achieved $1 billion in revenue. We take this as an indication that our early-stage growth framework for security analysis has been effective.

Furthermore, we are pleased that the fund continues to own 15 public securities that we initially invested in as private companies. Three additional companies—Zulily, Youku, and Xoom—were sold. When we invest in a private company, we tell the chief executives that we seek to deploy capital in companies that can become long-term holdings. Our goal is to compound wealth in these companies as they scale and transition from early-stage to durable growth companies, and we often increase our stake as they scale.

Researching private market opportunities has given us valuable insights into business innovation within several industries. We believe innovation to be a valuable lens for evaluating all of our companies. Our goal is to own leading companies. Constantly updating our understanding of private market innovation and competition is a valuable part of our process. Finally, as we enter our ninth year of our private market investment program, we want to highlight how our process has changed.

From the start, we always placed a premium on the chief executive and management team of private enterprises. In early-stage companies, leadership has an exponential impact on business success. Over time, we have increasingly focused on investing along with other institutional investors who have a similar mindset. Our goal for our private investments is to compound wealth in the long term, and we hope to find other investors who also think like owners. In addition to other early-stage investors, our business relationships increasingly include executives who have been successful in leading other New Horizons Fund portfolio companies, both as executives and as board members in new ventures.

We feel that we have learned much about business from the executives in whose companies we have invested. As we have detailed in previous shareholder letters, this has impacted multiple aspects of our process, from how we organize our investment committees to how we analyze other companies. While building an early-stage company is difficult, we prefer to associate with executives who think like owners, have a clear mission, consistently seek to gain market share, improve everyday, and value both durability and sustainability over the long term.

As one might expect, most of our excess returns have been driven by companies that have had time to mature, and this process correlates with the sale of an IPO. Two investments that we made as private companies that we still own in the fund are GrubHub and Atlassian, and they serve as good examples of our process. We invested in GrubHub in 2013 before it acquired Seamless, which helped the company consolidate its target markets and achieve early market leadership. When we invested in GrubHub, it had $54 million in revenue, was largely dependent on a couple of markets, and had 5,000 restaurant partners, since it did not offer delivery capabilities. Now, the company has grown to 20,000 restaurants, is largely nationwide, and offers delivery for its restaurant partners, improving its selection and service to customers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Nearly three years into our investment, GrubHub continues to improve its core offerings, scale its team and systems, and maintain strong free cash flow (FCF) margins. The company is still an early-stage growth company, since it faces competition from venture-capital-backed startups as well as from Amazon and Uber. Nonetheless, GrubHub is the market share leader and has shown an ability to continuously improve its offering, optimize its operations and management team, and generate solid financial returns at a reasonable scale.

Atlassian, a 2014 investment, makes collaboration software that is used by over 68,000 enterprises. It is the market leader in solutions that support the software development process for some of the largest and smallest businesses in the world. When we first invested, the company had fewer than 30,000 customers compared with more than 60,000 today. However, we were impressed by the vision of the founders, an innovative business model based on achieving an initial sale through low and transparent pricing, and the viral nature of the product among its customers, once adopted.

Of course, we have also made our fair share of mistakes that have given us an opportunity to learn. One of our investments from 2012 was Castlight Health, an innovative software company that built a transparency tool allowing employees to compare the cost of procedures at a wide array of health care providers. While Castlight had a strong management team and the potential to become an established player in its target market, we underestimated the difficulty in getting end customers to use its products as well as the ability of competitors to replicate certain product features. We sold Castlight shortly after its IPO—a move that we usually try to avoid—because the company’s success attracted a number of well-funded competitors that eventually eroded the economics of its industry.

PORTFOLIO REVIEW

One of our top contributors in 2016 was Wix.com, which provides a cloud-based website development platform targeted at small and medium-sized businesses. The company operates a “freemium” model, allowing customers to test the product for free and then purchase enhanced services. Wix has been successful at converting free users to subscribers and has posted strong growth in the past year. The company continues to launch premium products tailored to different customer segments, such as retail, music, and property management. As part of its innovation strategy, Wix recently launched an artificial intelligence product that can automate a company’s website-building process by pulling its data from the Internet. Wix is proving to be a dynamic early-stage growth company as it gains market share from its peers, shows consistent margin improvement in its unit economics, and demonstrates rapid product innovation.

IDEXX Laboratories, a market leader in diagnostic solutions for veterinarians, was another top performer for the year. The company provides equipment, consumables, and outsourced laboratory services to veterinarians to help them to deliver better care to companion animals. The company continues to invest more money in research and development than its competitors combined, allowing it to grow by way of innovative new products. Over several years, IDEXX has demonstrated its ability to maintain its domestic leadership while growing rapidly in an underpenetrated international market. Most recently, IDEXX successfully increased its sales force in the U.S., which helped its competitive positioning. We believe that IDEXX’s strong management team and high recurring revenue base can continue to support its long-term success. We view IDEXX as a durable growth company benefiting from a strong end market, consistent product innovation, and market-share gains.

In 2016, the fund also benefited from our position in West Pharmaceutical Services. West is a global company that manufactures and sells injectable drug components and systems. High regulatory standards for many of its products give the company a durable competitive advantage. West continues to report strong growth numbers, particularly in its high-end and proprietary products. Under its new chief executive, West has maintained leadership in its core business while increasing its growth rate and improving its operating efficiency.

Chipotle Mexican Grill was a significant detractor from our performance. Over many years, the restaurant chain was a contributor to the fund as a result of its innovative “fast casual” restaurant model, its high-quality offerings, and its strong service culture. But after an E. coli outbreak in late 2015, we overestimated the company’s ability to regain store traffic, restore its brand positioning, and maintain its margins. Chipotle may have the potential to restore its image around health and food safety. However, it may still have an opportunity to add a significant number of new stores. However, we believe customers have found other alternatives for its core offering and have lowered the frequency of their visits. As a result, we sold our stake in the company.

Another detractor was Endurance International, a hosting and website-building company. Endurance has over 40 branded platforms, including Bluehost, HostGator, and A Small Orange. Each offering is tailored to customers with different needs and expertise. While the acquisition of Constant Contact, a marketing services platform, bolstered Endurance’s portfolio and created synergies, the core business is struggling to add subscribers. We will continue monitoring Endurance’s progress but are waiting to see how the company manages significant leverage while pursuing its operational goals.

During the reporting period, the fund also invested a small portion of its cash position in Russell 2000 futures to help manage our cash flows. This exposure contributed slightly to performance.

OUTLOOK

The year ended with a growing sense of optimism that U.S. business conditions could improve under the incoming Trump administration. While generally looser regulations are likely, there’s no way to know which policy proposals from the campaign season will become law. In the coming months, we expect to gain more clarity on the path of government fiscal initiatives and, in particular, tax rate changes. While the U.S. economy picked up in the second half of 2016, it may encounter some headwinds in the new year. For example, the Fed seems prepared to raise short-term interest rates a few times in 2017. That should benefit many financial stocks in the near term, but higher borrowing costs could, if history is a guide, cap the stock market’s upside and slow the economy.

The price-to-earnings (P/E) ratio of the fund’s holdings at the end of December was 32X, up modestly since December 31, 2015. While U.S. stock valuations are generally at or above historical averages, corporate earnings are expected to improve in 2017, having recently recovered from an “earnings recession” that lasted more than one year. However, many stocks in the small-cap universe are fully valued, and valuations for the fund’s holdings are elevated relative to large-caps. For example, the fund’s P/E ratio relative to the same measure for the S&P 500 Index on expected 12-month forward earnings was 1.90X at the end of December, down from 1.95X at the beginning of 2016. We believe investors should temper their total return expectations for the year ahead.

While we take macroeconomic events into account in the course of monitoring portfolio risks, we expect that our bottom-up stock selection process will continue to be the most important driver of our returns. By identifying companies that have innovative business models, strong management teams, and significant competitive advantages, we believe that we can continue to produce long-term returns for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

January 23, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/16

Best Contributors		Worst Contributors	
TESARO	21¢	Acadia Healthcare	-13¢
Burlington Stores	20	Diplomat Pharmacy	-13
Wix.com	17	Michaels	-12
Vail Resorts	16	Dexcom	-11
SVB Financial Group	16	athenahealth	-11
Old Dominion Freight Line	15	Centene	-10
Cavium	11	Ophthotech	-9
Toro	10	Novavax*	-9
IDEXX Laboratories	10	Guidewire Software	-7
Liberty Ventures	10	PriceSmart	-7
Total	146¢	Total	-102¢

12 Months Ended 12/31/16

Best Contributors		Worst Contributors	
Burlington Stores	44¢	RH	-40¢
TESARO	32	athenahealth	-19
Zillow	25	Acadia Healthcare	-17
Wix.com	25	SS&C Technologies Holdings	-15
Vail Resorts	24	Regeneron Pharmaceuticals*	-14
West Pharmaceutical Services	20	Dexcom	-14
Twilio	18	Diplomat Pharmacy	-13
IDEXX Laboratories	17	Ophthotech	-12
Toro	17	Neurocrine Biosciences	-11
Old Dominion Freight Line	16	Novavax*	-10
Total	238¢	Total	-165¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 91.9%		
CONSUMER DISCRETIONARY 20.7%		
Auto Components 0.3%		
Gentherm (1)	1,439,894	48,740
		48,740
Distributors 1.0%		
Core-Mark Holding (2)	3,350,232	144,294
Pool	250,571	26,145
		170,439
Diversified Consumer Services 2.4%		
Bright Horizons Family Solutions (1)	1,568,287	109,811
Nord Anglia Education (1)	3,642,258	84,865
Service Corporation International	6,686,664	189,901
ServiceMaster Global Holdings (1)	583,798	21,992
		406,569
Hotels, Restaurants & Leisure 5.0%		
Capitol Acquisition III, Equity Units (1)	1,327,100	13,669
Choice Hotels International	223,993	12,555
Dunkin Brands	2,079,238	109,035
Jack in the Box	1,047,763	116,972
Lindblad Expeditions Holdings (1)(2)	2,247,801	21,242
Lindblad Expeditions Holdings, Warrants, 7/10/20 (1)(2)	778,500	1,713
Papa John's International	1,138,884	97,466
Vail Resorts (2)	2,790,781	450,181
Zoe's Kitchen (1)	255,029	6,118
		828,951
Household Durables 0.5%		
Tempur Sealy International (1)	1,161,281	79,292
		79,292
Internet & Direct Marketing Retail 4.5%		
Blue Nile (2)	1,835,488	74,576

Etsy (1)	5,557,675	65,469
Liberty Expedia Holdings, Series A (1)(2)	4,619,318	183,248
Liberty TripAdvisor Holdings, Class A (1)	854,064	12,854
Liberty Ventures, Series A (1)(2)	5,784,377	213,270
MakeMyTrip (1)(2)	3,060,013	67,932
Netflix (1)	744,795	92,206
Priceline (1)	25,324	37,127
Wayfair, Class A (1)	73,012	2,559
		749,241
Media 1.0%		
Cable One	274,106	170,420
Central European Media Enterprises, Warrants, 5/20/18 (1)	1,255,170	1,971
		172,391
Multiline Retail 0.4%		
Lojas Renner (BRL)	8,016,600	56,813
		56,813
Specialty Retail 5.6%		
Burlington Stores (1)(2)	3,780,835	320,426
Michaels (1)	5,939,839	121,470
Monro Muffler Brake	265,369	15,179
O'Reilly Automotive (1)	1,392,400	387,658
Reed Krakoff International, Acquisition Date: 8/30/13 – 10/14/14, Cost $11,106 (1)(2)(3)(4)(5)	111,063	—
Restoration Hardware Holdings (1)(2)	3,201,226	98,277
		943,010
Total Consumer Discretionary		3,455,446
CONSUMER STAPLES 3.0%		
Beverages 0.2%		
Boston Beer, Class A (1)	239,343	40,652
		40,652

Food & Staples Retailing 1.7%		
Performance Food (1)	523,899	12,574
PriceSmart (2)	2,709,468	226,241
Sprouts Farmers Market (1)	2,020,047	38,219
		277,034
Food Products 1.1%		
Blue Buffalo Pet Products (1)	2,474,433	59,485
Flowers Foods	1,924,811	38,439
Nomad Foods (1)	3,613,400	34,580
TreeHouse Foods (1)	785,146	56,680
		189,184
Total Consumer Staples		506,870
ENERGY 1.9%		
Energy Equipment & Services 0.3%		
Dril-Quip (1)	295,519	17,746
Forum Energy Technologies (1)	1,585,300	34,877
		52,623
Oil, Gas & Consumable Fuels 1.6%		
Centennial Resource Development, Acquisition Date: 12/28/16 Cost $11,238 (1)(3)	772,925	14,480
Centennial Resource Development, Class A (1)	1,237,576	24,405
Centennial Resource Development, Warrants, 10/11/21 (1)	412,658	3,446
Diamondback Energy (1)	596,306	60,263
Matador Resources (1)	2,598,738	66,943
Parsley Energy (1)	1,721,201	60,655
Seven Generations Energy (CAD) (1)	1,746,410	40,725
		270,917
Total Energy		323,540

FINANCIALS 7.2%		
Banks 4.0%		
Signature Bank (1)	1,348,862	202,599
SVB Financial Group (1)	1,018,303	174,802
Texas Capital Bancshares (1)	1,088,484	85,337
Webster Financial	2,387,635	129,601
Western Alliance Bancorp (1)	1,650,717	80,406
		672,745
Capital Markets 2.3%		
CBOE Holdings	3,042,984	224,846
MSCI, Class A	2,013,600	158,632
		383,478
Consumer Finance 0.3%		
DLP Payments Holdings, Acquisition Date: 2/20/15 – 12/13/16, Cost $7,051 (1)(2)(3)(4)	21,675	17,136
DLP Payments Holdings, Non Voting Shares Acquisition Date: 3/7 – 12/13/16, Cost $14,965 (1)(2)(3)(4)	38,617	30,529
		47,665
Insurance 0.5%		
First American Financial	1,545,015	56,594
Infinity Property & Casualty	40,732	3,580
Third Point Reinsurance (1)	2,258,200	26,082
		86,256
Thrifts & Mortgage Finance 0.1%		
PennyMac Financial Services (1)	978,001	16,284
		16,284
Total Financials		1,206,428
HEALTH CARE 15.5%		
Biotechnology 6.1%		
Abcam (GBP) (2)	10,203,924	96,386

ACADIA Pharmaceuticals (1)	1,400,000	40,376
Acceleron Pharma (1)	680,228	17,359
Acerta Pharma, Class B, Acquisition Date: 5/12/15 Cost $4,434 (1)(3)(4)	175,251,555	11,274
Advanced Accelerator Applications, ADR (1)	442,117	11,831
Agios Pharmaceuticals (1)	378,348	15,788
Aimmune Therapeutics (1)	315,491	6,452
Alexion Pharmaceuticals (1)	386,424	47,279
Alkermes (1)	171,420	9,528
Avexis (1)	350,069	16,709
Axovant Sciences (1)	1,033,743	12,839
BeiGene, Acquisition Date: 4/21/15 – 9/15/16, Cost $- (1)(3)	7	—
BeiGene, ADR (1)	386,810	11,744
Bellicum Pharmaceuticals (1)	208,005	2,833
Bluebird Bio (1)	675,773	41,695
Blueprint Medicines (1)	226,533	6,354
Clovis Oncology (1)	34,075	1,514
CoLucid Pharmaceuticals (1)	463,764	16,881
Dyax (1)	785,407	1,924
Editas Medicine (1)	489,004	7,937
Exelixis (1)	1,961,117	29,240
FibroGen (1)	171,828	3,677
Incyte (1)	852,454	85,476
Insmed (1)	2,376,899	31,446
Ironwood Pharmaceuticals (1)	4,218,927	64,507
Ligand Pharmaceuticals, Class B (1)	79,467	8,075
Neurocrine Biosciences (1)	1,378,200	53,336
Ophthotech (1)	150,846	729
Prothena (1)	761,161	37,442
Puma Biotechnology (1)	176,977	5,433
Retrophin (1)	62,395	1,181
Seattle Genetics (1)	187,098	9,873
Seres Therapeutics (1)	226,900	2,246
Spark Therapeutics (1)	738,821	36,867
Tesaro (1)	1,755,453	236,073

Ultragenyx Pharmaceutical (1)	469,415	33,005
		1,015,309
Health Care Equipment & Supplies 4.4%		
Align Technology (1)	366,745	35,255
Dexcom (1)	2,502,700	149,411
GenMark Diagnostics (1)	1,136,188	13,907
IDEXX Laboratories (1)	1,417,766	166,261
JAND, Class A, Acquisition Date: 4/23/15, Cost $6,923 (1)(3)(4)	602,790	5,648
Oxford Immunotec Global (1)	375,448	5,613
Semler Scientific (1)	186,011	270
West Pharmaceutical Services	3,231,200	274,103
Wright Medical (1)	3,774,649	86,742
		737,210
Health Care Providers & Services 2.9%		
Acadia Healthcare (1)	2,523,145	83,516
Centene (1)	2,485,900	140,478
Diplomat Pharmacy (1)	1,526,150	19,229
Henry Schein (1)	1,021,464	154,966
Teladoc (1)	185,609	3,063
WellCare Health Plans (1)	685,505	93,969
		495,221
Health Care Technology 0.7%		
athenahealth (1)	956,719	100,618
HMS Holdings (1)	677,631	12,306
		112,924
Life Sciences Tools & Services 1.0%		
Bruker	5,484,090	116,153
Illumina (1)	402,514	51,538
		167,691
Pharmaceuticals 0.4%		
Catalent (1)	1,226,499	33,066

Pacira Pharmaceuticals (1)	221,453	7,153
Therapeutics MD (1)	5,139,713	29,656
Zeneca, Acquisition Date: 7/18/13, Cost $- (1)(3)(4)	288,910	178
		70,053
Total Health Care		2,598,408
INDUSTRIALS & BUSINESS SERVICES 17.7%		
Aerospace & Defense 0.3%		
DigitalGlobe (1)	1,657,487	47,487
		47,487
Airlines 0.7%		
Alclear Holdings, Acquisition Date: 9/4/15 – 12/16/16 Cost $7,262 (1)(3)(4)(5)	198,135	7,957
Allegiant Travel	500,641	83,307
Wheels Up Partners, Acquisition Date: 9/18/15 – 12/16/16 Cost $22,697 (1)(2)(3)(4)(5)	7,989,973	20,534
		111,798
Building Products 1.8%		
Armstrong Worldwide Industries (1)	993,787	41,540
Lennox International	1,697,627	260,026
		301,566
Commercial Services & Supplies 4.6%		
Clean Harbors (1)	1,631,410	90,788
Healthcare Services	1,111,000	43,518
Mobile Mini (2)	4,768,331	144,242
Rollins	6,050,973	204,402
Waste Connections	3,653,800	287,152
		770,102
Construction & Engineering 0.9%		
Valmont Industries	1,078,467	151,956
		151,956

Electrical Equipment 0.8%		
Acuity Brands	608,185	140,406
		140,406
Industrial Conglomerates 1.5%		
Roper Technologies	1,402,400	256,751
		256,751
Machinery 3.9%		
Graco	1,190,955	98,957
Middleby (1)	1,204,194	155,112
RBC Bearings (1)(2)	1,184,284	109,913
Rotork (GBP)	33,922,224	100,311
Toro	3,029,900	169,523
WABCO Holdings (1)	100,402	10,658
		644,474
Professional Services 0.7%		
Advisory Board (1)	350,995	11,671
TransUnion (1)	3,369,875	104,230
		115,901
Road & Rail 1.4%		
Encapsys, Series A, Acquisition Date: 8/3/15 – 12/16/16 Cost $19,599 (1)(2)(3)(4)(5)	195,982	37,828
Old Dominion Freight Line (1)	2,150,900	184,526
Saia (1)	395,751	17,472
		239,826
Trading Companies & Distributors 1.1%		
Beacon Roofing Supply (1)	1,910,140	88,000
Watsco	625,458	92,643
		180,643
Total Industrials & Business Services		2,960,910

INFORMATION TECHNOLOGY 20.1%

Electronic Equipment, Instruments & Components 0.3%

National Instruments	1,620,500	49,944
		49,944

Internet Software & Services 7.4%

Apptio (1)(2)	435,815	8,076
Apptio, Class B, Lock-up Shares, Acquisition Date: 3/9/12 – 5/3/13, Cost $12,728 (1)(2)(3)	689,048	12,130
CommerceHub, Series C (1)	371,838	5,589
CoStar Group (1)	809,828	152,645
Coupa Software (1)	819,651	20,500
Coupa Software, Lock-up Shares, Acquisition Date: 5/26/15 Cost $23,807 (1)(3)	1,423,593	33,824
Endurance International Group Holdings (1)	124,816	1,161
Envestnet (1)	575,833	20,298
Eventbrite, Acquisition Date: 6/28/13, Cost $2,217 (1)(2)(3)(4)	179,516	2,741
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(2)(3)(4)	190,876	384
GrubHub (1)	2,106,994	79,265
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (1)(3)(4)	877,600	6,556
Instructure (1)	547,941	10,712
Match, Class A (1)	1,238,330	21,175
New Relic (1)	1,530,100	43,225
Offerup, Acquisition Date: 3/6/15, Cost $5,042 (1)(3)(4)	1,012,630	6,783
Quotient Technology (1)(2)	6,252,773	67,217
Shopify (1)	3,423,332	146,758
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $36,107 (1)(3)(4)	2,194,941	24,605
Trivago, ADR (1)(2)	1,937,900	22,770
Twilio (1)(2)	2,374,932	68,517
Upwork, Acquisition Date: 1/30 – 5/21/13, Cost $290 (1)(2)(3)(4)	40,859	168
Vroom, Acquisition Date: 10/11/16, Cost $2,286 (1)(2)(3)(4)	176,119	2,286
Wix.com (1)(2)	4,584,945	204,259
Zillow (1)(2)	3,963,246	144,460

Zillow, Class C (1)(2)	3,888,739	141,822
		1,247,926
IT Services 3.8%		
Black Knight Financial Services, Class A (1)(2)	4,553,561	172,125
Booz Allen Hamilton	3,655,565	131,856
CSRA	4,005,782	127,544
Gartner (1)	785,541	79,395
WEX (1)	1,078,436	120,353
		631,273
Semiconductor & Semiconductor Equipment 0.7%		
Cavium (1)	1,801,874	112,509
		112,509
Software 7.6%		
Atlassian, Class A (1)(2)	6,407,161	154,284
Computer Modelling (CAD)	2,213,300	15,017
Cyber-Ark Software (1)	1,649,300	75,043
Descartes Systems (1)(2)	3,961,287	84,772
Guidewire Software (1)	2,322,500	114,569
Paylocity Holding (1)	1,629,546	48,903
Proofpoint (1)(2)	2,554,082	180,446
ServiceNow (1)	331,560	24,648
Splunk (1)	2,092,128	107,012
SS&C Technologies Holdings (2)	10,783,620	308,412
Tableau Software (1)(2)	2,896,572	122,090
Zendesk (1)	2,038,056	43,207
		1,278,403
Technology Hardware, Storage & Peripherals 0.3%		
Pure Storage, Class A (1)	3,822,187	43,229
		43,229
Total Information Technology		3,363,284

MATERIALS 0.1%		
Chemicals 0.1%		
Flotek Industries (1)	2,370,700	22,260
Total Materials		22,260
REAL ESTATE 0.5%		
Real Estate Management & Development 0.5%		
RE/MAX Holdings, Class A (2)	1,088,053	60,931
Redfin, Acquisition Date: 2/11/14 – 7/27/15 Cost $6,344 (1)(2)(3)(4)	1,980,207	8,178
WeWork, Class A, Acquisition Date: 12/9/14 – 5/26/15 Cost $6,442 (1)(2)(3)(4)	427,010	13,835
Total Real Estate		82,944
TELECOMMUNICATION SERVICES 0.6%		
Wireless Telecommunication Services 0.6%		
Sarana Menara Nusantara (IDR) (1)	385,000,900	102,358
Total Telecommunication Services		102,358
Total Miscellaneous Common Stocks 4.6% (6)		764,392
Total Common Stocks (Cost $10,814,375)		15,386,840
CONVERTIBLE PREFERRED STOCKS 3.4%		
CONSUMER DISCRETIONARY 0.8%		
Hotels, Restaurants & Leisure 0.3%		
Sweetgreen, Series F, Acquisition Date: 6/30/15 Cost $26,916 (1)(2)(3)(4)	3,509,234	31,583
Sweetgreen, Series G, Acquisition Date: 8/15/16 Cost $13,365 (1)(2)(3)(4)	1,485,039	13,365
		44,948

Internet & Direct Marketing Retail 0.2%		
Evolve Vacation Rental Network, Series 4 Acquisition Date: 8/15/14, Cost $906 (1)(2)(3)(4)	718,332	2,810
Evolve Vacation Rental Network, Series 5 Acquisition Date: 11/6/15, Cost $4,220 (1)(2)(3)(4)	1,727,442	6,757
Forward Ventures, Series G, Acquisition Date: 1/9/15 – 6/29/16, Cost $16,862 (1)(2)(3)(4)	5,958,970	26,815
		36,382
Specialty Retail 0.3%		
Chewy.com, Series C, Acquisition Date: 8/7/14 Cost $22,820 (1)(2)(3)(4)	63,707	60,261
		60,261
Total Consumer Discretionary		141,591
HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
JAND, Series D, Acquisition Date: 4/23/15 Cost $15,460 (1)(3)(4)	1,346,025	12,613
		12,613
Health Care Technology 0.0%		
Doximity, Series C, Acquisition Date: 4/10/14 Cost $5,701 (1)(3)(4)	1,182,668	5,239
		5,239
Total Health Care		17,852
INFORMATION TECHNOLOGY 2.0%		
Internet Software & Services 1.5%		
Cargurus, Series D, Acquisition Date: 7/7/15 Cost $41,215 (1)(2)(3)(4)	1,014,064	54,953
Cargurus, Series E, Acquisition Date: 8/23/16 Cost $7,762 (1)(2)(3)(4)	143,227	7,761
Cloudera, Series F, Acquisition Date: 2/5/14 Cost $14,583 (1)(3)(4)	1,001,546	19,530

Eventbrite, Series A, Acquisition Date: 7/23/13 Cost $1,853 (1)(2)(3)(4)	150,088	2,292
Eventbrite, Series C, Acquisition Date: 7/23/13 Cost $2,701 (1)(2)(3)(4)	218,748	3,340
Eventbrite, Series F, Acquisition Date: 4/22/13 Cost $9,131 (1)(2)(3)(4)	739,506	11,292
Eventbrite, Series F1, Acquisition Date: 2/6/14 Cost $27,375 (1)(2)(3)(4)	1,670,851	25,514
Evernote, Series 1, Acquisition Date: 11/20/12 Cost $4,591 (1)(2)(3)(4)	381,752	924
Evernote, Series 4, Acquisition Date: 5/2 -11/20/12 Cost $14,562 (1)(2)(3)(4)	1,210,758	8,100
Evernote, Series 5, Acquisition Date: 11/8/13 Cost $2,274 (1)(2)(3)(4)	174,948	1,239
Glassdoor, Series H, Acquisition Date: 4/25/16 Cost $25,507 (1)(2)(3)(4)	3,188,371	25,507
Houzz, Series D, Acquisition Date: 6/3/14 Cost $19,726 (1)(3)(4)	2,632,810	19,667
MongoDB, Series F, Acquisition Date: 10/2/13 – 12/10/14 Cost $15,041 (1)(3)(4)	899,364	5,792
Offerup, Series A2, Acquisition Date: 3/6/15 Cost $6,850 (1)(3)(4)	1,375,830	9,215
Offerup, Series C, Acquisition Date: 3/6/15 Cost $11,641 (1)(3)(4)	2,337,940	15,660
Offerup, Series C1, Acquisition Date: 8/26/16 Cost $4,573 (1)(3)(4)	682,712	4,573
Upwork, Series A1, Acquisition Date: 3/13/12 – 4/24/14 Cost $10,078 (1)(2)(3)(4)	1,101,889	4,518
Upwork, Series A2, Acquisition Date: 3/13/12 – 4/24/14 Cost $941 (1)(2)(3)(4)	102,917	422
Upwork, Series B1, Acquisition Date: 8/19/14 Cost $4,529 (1)(2)(3)(4)	793,184	3,252
Vroom, Series C, Acquisition Date: 7/13/15 Cost $9,073 (1)(2)(3)(4)	764,369	12,401
Vroom, Series D, Acquisition Date: 12/22/15 Cost $9,072 (1)(2)(3)(4)	689,031	11,179
Vroom, Series E, Acquisition Date: 9/19/16 Cost $11,432 (1)(2)(3)(4)	704,642	11,432
		258,563

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/16	Value 12/31/15
Abcam	$ 15,926	$ 138	$ 1,133	$ 96,386	$ *
Acerta Pharma, Class B	—	—	—	*	43,620
Adeptus Health, Class A	100	57,742	—	—	42,051
Advisory Board	818	42,637	—	*	103,888
Allegiant Travel	9,896	38,027	1,807	*	183,421
Apptio	6,976	3	—	8,076	—
Apptio, Series B Lock-Up Shares †	—	—	—	12,130	11,886
Atlassian, Class A ††	86,263	3,830	—	154,284	93,660
Avexis †††	3,346	5,192	—	*	7,951
Badger Meter	10,792	61,313	588	—	50,289
Black Knight Financial Services, Class A	43,168	282	—	172,125	*
Blue Nile	646	142	1,270	74,576	67,446
Bottomline Technologies	1,353	44,903	—	—	69,360
Burlington Stores	24,875	12,063	—	320,426	*
Capital Acquisition III Equity Units	174	38	—	—	13,066
Cargurus, Series D	—	—	—	54,953	41,215
Cargurus, Series E	7,762	—	—	7,761	—
Chewy, Series C ‡	—	—	—	60,261	42,505
CommerceHub, Series A	—	9,701	—	—	—
CommerceHub, Series C	—	15,228	—	*	—
Core-Mark Holding	13,182	6,592	1,092	144,294	129,900
Coupa Software	18,416	4	—	*	—
Coupa Software Lock-Up Shares ‡‡	—	—	—	*	23,807
Cyber-Ark Software	68,439	21,776	—	*	*
Descartes Systems	1,145	155	—	84,772	78,675

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies. The fund has two classes of shares: the New Horizons Fund (Investor Class) and the New Horizons Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $240,000 for the year ended December 31, 2016.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2016, the fund realized $20,607,000 of net gain on $39,584,000 of in-kind redemptions.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of all shareholders, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2016, the fund accepted $186,767,000 of in-kind subscriptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2016, totaled $76,401,000 for the year ended December 31, 2016. During the period, transfers into Level 3 generally resulted from a lack of observable market data for the security and transfers out of Level 3 were generally because observable market data became available for the security. Additionally, during the period, transfers into and out of Level 3 include the impact of a holding that converted from a convertible preferred stock to common stock as part of an acquisition.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

($000s) Investments in Securities	Market Value ($000s)	Valuation Technique(s)	Significant Unobservable Input(s)	Value or Range of Input(s)	Impact to Valuation from an Increase in Input*
Common Stocks	$ 196,620	Recent comparable transaction price(s)	—#	—#	—#
		Income approach	Option Price	1.53	Increase
			Discount for non-controlling interest	15%	Decrease
			Discount rate for time value of money	8%	Decrease
			Discount for legal uncertainty	15%	Decrease
			Discount for regulatory uncertainty	28%	Decrease
			Royalty rate	10%	Decrease
			Estimated royalty sales	$393 - $3,500 million (avg. $1,548 million)	Decrease
		Market comparable	Enterprise value to sales multiple	2.4x - 14.7x	Increase
			Sales growth rate	22% - 122%	Increase
			Enterprise value to gross merchandise value	0.8x	Increase
			Enterprise value to EBITDA multiple	7.4x - 19.1x	Increase

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2016, the fund held equity futures with cumulative unrealized loss of $4,550,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2016, the fund recognized $170,030,000 of realized gain on Futures and a $(4,550,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2016, cash of $31,499,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 4% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2016, there were no securities on loan

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,471,648,000 and $6,255,162,000, respectively, for the year ended December 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily the offset of the current net operating loss against realized gains. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and certain open derivative contracts for tax purposes. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $2,983,000 for T. Rowe Price Services, Inc.; and $4,603,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2016, the fund was charged $243,000 for shareholder servicing costs related to the college savings plans, of which $125,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), T. Rowe Price Retirement Funds (Retirement Funds), and T. Rowe Price Target Funds (Target Funds) may invest. None of the Spectrum Funds, Retirement Funds, or Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Prior to February 1, 2016, the Target Funds were subject to one of the same special servicing agreements; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2016, the fund was allocated $84,000 of Spectrum Funds’ expenses, $2,859,000 of Retirement Funds’ expenses, and $2,000 of Target Funds’ expenses. Of these amounts, $1,172,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 15% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds, and less than 1% of the outstanding shares of the I Class were held by the Target Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2016, approximately 5% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$69,440,000 from short-term capital gains,
●	$962,803,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $70,324,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $62,138,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[187]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009 to
2013	September 2016), First Industrial Realty Trust, an owner and operator
[187]	of industrial properties; Chairman of the Board (2005 to May 2016)
and Director (1999 to May 2016), Starwood Hotels & Resorts, a
hotel and leisure company; Director, Boston Properties (May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2013	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[131]	Price Trust Company; Director, United Technologies (January 2016
to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Horizons Fund	Principal Occupation(s)

Francisco M. Alonso (1978)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ziad Bakri, M.D., CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael F. Blandino (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. DeVilbiss, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Anouk Dey, CFA (1986)	Employee, T. Rowe Price; formerly, summer
Vice President	intern, Investment Banking Division, Morgan
Stanley (to 2012)

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Barry Henderson (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Adam Poussard (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Corey D. Shull, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Alan Tu (1985)	Vice President, T. Rowe Price; formerly, Intern,
Vice President	T. Rowe Price (to 2013); student, University of
Chicago Booth School of Business (to 2014);
Analyst, Ananda Capital Management (to 2012)

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017